UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2007

QUEPASA Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33105

Nevada	86-0879433
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

7550 E. Redfield Rd.

Scottsdale, AZ 85260

(Address of principal executive offices, including zip code)

480-348-2665

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Robert B. Stearns Resignation

On October 30, 2007, Quepasa Corporation (the “Company”) announced that Robert B. Stearns, Chief Executive Officer and Chairman of the Board of Directors (the “Board”) of the Company, resigned from such positions, effective October 25, 2007 (the “Resignation Date”).

In connection with his resignation, Mr. Stearns and the Company entered into a Separation Agreement and General Release on the Resignation Date (the “Separation Agreement”). The Separation Agreement provides that Mr. Stearns will receive the following benefits: (i) a lump sum severance payment of $125,000; (ii) life, health, accident, and disability benefits for a period of six months following the Resignation Date or until Mr. Stearns is otherwise employed; and (iii) any unpaid salary as of the Resignation Date. The Separation Agreement also provides that Mr. Stearns will have 90 days from the Resignation Date to exercise those options to purchase the Company’s common stock in which he is fully vested in as of Resignation Date. As of the Resignation Date, Mr. Stearns is fully vested in: (i) 390,006 options with an exercise price of $3.55 per share; and (ii) 90,000 options with an exercise price of $10.00 per share. Finally, as previously disclosed, Mr. Stearns will have until March 21, 2016 to exercise a warrant to purchase 200,000 shares of the Company’s common stock at an exercise price of $3.55 per share. Further, pursuant to the terms of the Separation Agreement, Mr. Stearns fully released the Company from future claims and Mr. Stearns’ remains bound by the confidentiality provisions in his Employment Agreement, dated March 21, 2006 and filed as Exhibit 10.1 to the Company’s Form 10-KSB filed on March 31, 2006. A copy of the Separation Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

John C. Abbott Employment Agreement

On October 30, 2007, the Company also announced the appointment of John C. Abbott as Chief Executive Officer and Chairman of the Board of the Company on October 25, 2007, the effective date of Mr. Stearns’ resignation. In addition to serving as Chairman of the Board, Mr. Abbott will serve on the Company’s Standards Committee. Mr. Abbott and the Company entered into an Employment Agreement (the “Abbott Employment Agreement”) effective as of October 25, 2007 and continuing in effect until otherwise terminated by either the Company or Mr. Abbott. A copy of the Abbott Employment Agreement is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Pursuant to the terms of the Abbott Employment Agreement, Mr. Abbott will receive an annual base salary of $80,000 and is awarded an option to purchase 1,897,492 shares of the Company’s common stock pursuant to the Company’s 2006 Stock Incentive Plan. One-third of the shares will vest after the first anniversary of Mr. Abbott’s employment and the remaining shares will vest in 24 equal monthly installments over the following two years at an exercise price of $3.05 per share, the fair market value of the Company’s common stock on October 25, 2007. Mr. Abbott will also be entitled to be reimbursed for relocation expenses and will receive six weeks paid time off, in addition to holidays. Further, Mr. Abbott is eligible to participate in the management bonus program (as defined in the Abbott Employment Agreement) with an initial target bonus of 300% of base salary. Finally, as an employee of the Company, Mr. Abbott will not receive any additional compensation for his service as the Chairman of the Board of Directors.

If Mr. Abbott is terminated for Cause (as defined in the Abbott Employment Agreement) or Without Good Reason (as defined in the Abbott Employment Agreement), then: (i) the Company shall pay, in a lump sum, Mr. Abbott’s accrued but unpaid compensation, including unused vacation time and earned bonus, but any other benefits under the Abbott Employment Agreement shall terminate; and (ii) for a period of six months following the date of termination, Mr. Abbott will continue to be bound by the non-competition and non-solicitation provisions of the Abbott Employment Agreement. If Mr. Abbott is terminated Without Cause (as defined in the Abbott Employment Agreement) or for Good Reason (as defined in the Abbott Employment Agreement), then: (i) the Company shall pay, in a lump sum, a cash amount equal to two times the amount of his base salary and two times his target bonus under the management bonus program or the amount of his bonus to which he is entitled but which is unpaid; (ii) all stock options shall vest immediately and Mr. Abbott will have the right to exercise all stock options for a period of two years after his termination; (iii) the

Company will maintain all life, health, accident, and disability plans for 12 months after the date of termination; (iv) any amounts awarded but not paid under any of the Company’s compensation plans shall vest immediately and be paid on the date of termination and included as compensation for the year; (v) Mr. Abbott may continue to participate in any savings or other plans until the last day of his employment and all rights and distributions will be governed by the terms of the plans; and (vi) he will continue to be bound by the non-competition and non-solicitation provisions of the Abbott Employment Agreement for six months following the date of termination.

If Mr. Abbott’s employment is terminated within one year following a change of control (as defined in the Abbott Employment Agreement) by either the Company for any reason other than Cause or by Mr. Abbott for Good Reason, then he will be entitled to: (i) an amount equal to two times base salary; (ii) two times his target bonus amount under the management bonus program; (iii) all stock options that are vested, which will remain exercisable for a period of two years after his termination; (iv) all life, health, accident, and disability plans for 12 months after the date of termination; (v) any amounts awarded but not paid under any of the Company’s compensation plans, which will vest immediately and be paid on the date of termination and included as compensation for the year; and (vi) participate in any savings or other plans until the last day of his employment (all rights and distributions will be governed by the terms of the those plans). Additionally, Mr. Abbott will no longer be bound by the non-competition and non-solicitation provisions of the Abbott Employment Agreement and, if applicable, he will be eligible for any gross-up payment (as defined in the Abbott Employment Agreement). Notwithstanding the above, all stock options held by Mr. Abbott as of the date of a Change in Control will be immediately exercisable regardless of whether Mr. Abbott is terminated following such Change in Control.

Mr. Abbott (37) has over 15 years of experience in strategic advisory and entrepreneurship. From 1992 to 2005, Mr. Abbott held several senior positions within JP Morgan Securities, Inc. Since 2005, Mr. Abbott has been an advisor to Altos Hornos de Mexico, S.A.B. de C.V. In addition, over the past two years, Mr. Abbott has led investor groups and has participated in the executive committees of two start-up efforts in Brazil, namely Click Filmes (www.clickfilmes.com), Brazil’s first hotel video on demand business and Industria de Entretenimento, an entertainment business that owns the rights to the Pacha brand in Brazil, among others. Mr. Abbott received his A.B. in History from Stanford University and his MBA from Harvard Business School.

Charles B. Mathews

On October 30, 2007, the Company announced that Charles B. Mathews, the Company’s Executive Vice President and Chief Financial Officer, resigned from such position, effective at the close of business on October 29, 2007, and will remain employed by the Company in its accounting department. Mr. Mathews’ annual compensation will remain as previously disclosed in the Form 8-K filed on January 24, 2007 and Mr. Mathews’ biographical information is contained in Item 1 of the Form 10-KSB/A filed on October 30, 2007. Mr. Mathews does not have an employment agreement with the Company.

Michael D. Matte Employment Agreement

On October 30, 2007, the Company also announced the appointment of Michael D. Matte as Executive Vice President and Chief Financial Officer of the Company, effective at the close of business on October 29, 2007. In connection with Mr. Matte’s appointment as Executive Vice President and Chief Financial Officer, he will resign from his positions as a member of the Board and Chairman of the Audit and Nominating Committees, effective at the close of business on October 29, 2007. Alonso Ancira, an independent member of the Board, has been appointed to the Audit Committee to fill the vacancy created by Mr. Matte’s resignation and will serve as the new Chairman of the Audit Committee. Malcolm Jozoff, also an independent member of the Board, has been appointed to the Corporate Governance and Nominating Committee to fill the vacancy created by Mr. Matte’s resignation and will serve as the new chairman of the Corporate Governance and Nominating Committee.

Mr. Matte and the Company entered into an Employment Agreement (the “Matte Employment Agreement”), effective at the close of business on October 29, 2007 and continuing in effect until otherwise terminated by either the Company or Mr. Matte. A copy of the Matte Employment Agreement is attached hereto as Exhibit 10.3 and is incorporated by reference herein.

Pursuant to the Matte Employment Agreement, Mr. Matte will receive an annual base salary of $100,000 per year and is awarded an option to purchase 1,475,827 shares of the Company’s common stock pursuant to the Company’s 2006 Stock Incentive Plan. One-third of the shares will vest after the first anniversary of Mr. Matte’s employment and the remaining shares will vest in 24 equal monthly installments over the following two years at an exercise price of $3.25 per share, the fair market value of the Company’s common stock on October 29, 2007. Mr. Matte will also be entitled to be reimbursed for relocation expenses and will receive six weeks paid time off, in addition to holidays. Lastly, he is eligible to participate in the management bonus program (as defined in the Matte Employment Agreement) with an initial target bonus of 300% of base salary.

If Mr. Matte is terminated for Cause (as defined in the Matte Employment Agreement) or Without Good Reason (as defined in the Matte Employment Agreement), then: (i) the Company shall pay, in a lump sum, Mr. Matte’s accrued but unpaid compensation, including unused vacation time and earned bonus, but any other benefits under the Matte Employment Agreement shall terminate; and (ii) for a period of six months following the date of termination, Mr. Matte will continue to be bound by the non-competition and non-solicitation provisions of the Matte Employment Agreement. If Mr. Matte is terminated Without Cause (as defined in the Matte Employment Agreement) or for Good Reason (as defined in the Matte Employment Agreement), then: (i) the Company shall pay, in a lump sum, a cash amount equal to two times the amount of his base salary and two times his target bonus under the management bonus program; (ii) all stock options shall vest immediately and Mr. Matte will have the right to exercise all stock options for a period of two years after his termination; (iii) the Company will maintain all life, health, accident, and disability plans for 12 months after the date of termination; (iv) any amounts awarded but not paid under any of the Company’s compensation plans shall vest immediately and be paid on the date of termination and included as compensation for the year; (v) Mr. Matte may continue to participate in any savings or other plans until the last day of his employment and all rights and distributions will be governed by the terms of the plans; and (vi) he will continue to be bound by the non-competition and non-solicitation provisions of the Matte Employment Agreement for six months following the date of termination.

If Mr. Matte’s employment is terminated within one year following a Change of Control (as defined in the Matte Employment Agreement) by either the Company for any reason other than Cause or by Mr. Matte for Good Reason, then he will be entitled to: (i) an amount equal to two times base salary; (ii) two times his target bonus amount under the management bonus program; (iii) all stock options that are vested, which will remain exercisable for a period of two years after his termination; (iv) all life, health, accident, and disability plans for 12 months after the date of termination; (v) any amounts awarded but not paid under any of the Company’s compensation plans, which will vest immediately, and be paid on the date of termination and included as compensation for the year; (vi) participate in any savings or other plans until the last day of his employment (all rights and distributions will be governed by the terms of those plans). Additionally, Mr. Matte will no longer be bound by the non-competition and non-solicitation provisions of the Matte Employment Agreement and, if applicable, he will be eligible for any gross-up payment (as defined in the Matte Employment Agreement). Notwithstanding the above, all stock options held by Mr. Matte as of the date of a Change of Control will be immediately exercisable regardless of whether Mr. Abbott is terminated following such Change of Control.

Mr. Matte (48) continues to serve on the Board of Directors of Iris International, a medical diagnostic company, and has served on its Board since January 2004. Mr. Matte was the Chief Financial Officer of Cyberguard Corporation from February 2001 to April 2006 and, from 1998 to 2001, he served as Chief Financial Officer for AmeriJet International. From 1992 to 1998, he served as Chief Financial Officer for InTime Systems International. Prior to serving as Chief Financial Officer for InTime Systems International, he was a Senior Audit Manager from 1981 to 1992 for Price Waterhouse. Mr. Matte is a Certified Public Accountant and has a B.S. in Accounting from Florida State University.

The foregoing descriptions of the Separation Agreement, the Abbott Employment Agreement, and the Matte Employment Agreement do not purport to be complete. For an understanding of their terms and provisions, reference should be made to the Separation Agreement, the Abbott Employment Agreement, and the Matte Employment Agreement attached as Exhibits, 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

10.1	Separation Agreement and General Release by and between the Company and Robert B. Stearns dated October 25, 2007.

10.2	Employment Agreement by and between the Company and John C. Abbott dated October 25, 2007.

10.3	Employment Agreement by and between the Company and Michael D. Matte dated October 29, 2007.

99.1	Press release dated October 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEPASA Corporation

Date October 30, 2007	/s/ Michael D. Matte
Michael D. Matte
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document
10.1	Separation Agreement and General Release by and between the Company and Robert B. Stearns dated October 25, 2007.

10.2	Employment Agreement by and between the Company and John C. Abbott dated October 25, 2007.

10.3	Employment Agreement by and between the Company and Michael D. Matte dated October 29, 2007.

99.1	Press release dated October 30, 2007.